Exhibit 10.1

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (the "Agreement") is dated as of this 18th  day of October, 2007, by and among PENNICHUCK CORPORATION, a New Hampshire corporation with a principal place of business at 25 Manchester Street, Merrimack, New Hampshire 03054 ("PC" or the "Borrower"), PENNICHUCK WATER WORKS, INC., a New Hampshire corporation with a principal place of business at 25 Manchester Street, Merrimack, New Hampshire 03054 ("PWW" or the "Guarantor") and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK), a national bank organized under the laws of the United States with a place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank").

W I T N E S S E T H

WHEREAS, pursuant to the terms of a certain Loan Agreement between the Borrower, the Guarantor and the Bank dated March 22, 2005, as amended (the "Loan Agreement") and certain loan documents referenced therein or contemplated thereby (collectively the "Loan Documents"), the Bank has made a certain $12,000,000 line of credit loan to the Borrower (the "Primary Line of Credit") and a certain $4,000,000 line of credit loan to the Borrower (the "Secondary Line of Credit").  Any capitalized term used herein which is not defined herein shall have the meaning given to such term in the Loan Agreement; and

WHEREAS, the Borrower has requested and the Bank has agreed to, among other things, (i) modify certain financial covenants; and (ii) amend the Loan Documents in certain other respects.

NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements therein contained, the receipt and adequacy of which are hereby acknowledged, the parties covenant, stipulate, and agree as follows:

1.

Representations and Warranties of the Borrower and the Guarantor.  Each of the Borrower and the Guarantor represent and warrant to the Bank as follows:

(a)

The representations, warranties and covenants of each of the Borrower and the Guarantor made in the Loan Documents, as each may hereinafter be amended or modified, remain true and accurate and are hereby reaffirmed as of the date hereof.

(b)

Each of the Borrower and the Guarantor has performed, in all material respects, all obligations to be performed by it to date under the Loan Documents, as each may hereinafter be amended or modified, and no event of default exists thereunder.

(c)

Each of the Borrower and the Guarantor is a corporation duly organized, qualified, and existing in good standing under the laws of the State of New Hampshire and in all other jurisdictions in which the character of the property owned or the nature of the existing   business conducted by such Borrower or Guarantor require its qualification as a foreign corporation.

(d)

The execution, delivery, and performance of this Agreement and the documents relating hereto (the "Amendment Documents") are within the power of each of the  Borrower and the Guarantor and are not in contravention of law, either the Borrower's or the Guarantor's Articles of Incorporation, By-Laws, or the terms of any other documents, agreements, or undertaking to which either the Borrower or the Guarantor is a party or by which either the Borrower or the Guarantor is bound.  No approval of any person, corporation, governmental body, or other entity not provided herewith is a prerequisite to the execution, delivery, and performance by the Borrower and the Guarantor or any of the documents submitted to the Bank in connection with the Amendment Documents to ensure the validity or enforceability thereof, or upon execution by the Bank to ensure the validity or enforceability thereof.

(e)

When executed on behalf of the Borrower and the Guarantor, the Amendment Documents will constitute a legally binding obligation of the Borrower and the Guarantor, enforceable in accordance with their terms; provided, that the enforceability of any provisions in the Amendment Documents, or of any rights granted to the Bank pursuant thereto may be subject to and affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and that the right of the Bank to specifically enforce any provisions of the Amendment Documents is subject to general principles of equity.

2.

Amendment To Loan Agreement.  The Loan Agreement shall be amended as follows:

(a)

Section 5.18(c) of Article V of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

"(c)

Funded Debt to Capital Ratio.  Maintain on a consolidated basis a ratio of Funded Debt to Capital not exceeding sixty five percent (65%).  Funded Debt shall mean interest bearing debt with maturities of one (1) year or greater less unrestricted cash and short term investments over Four Hundred Thousand Dollars ($400,000).  Capital shall mean Funded Debt plus Tangible Net Worth."

(b)

The terms and conditions of the Loan Agreement, as amended hereby, are hereby ratified and confirmed.

3.

Ratification of the Guaranty Agreement.  Reference is hereby made to the Guaranty Agreement dated March 22, 2005, as amended, from the Guarantor to the Bank (the "Guaranty Agreement").  The Guarantor hereby ratifies and confirms its guaranty under the Guaranty Agreement as of the date hereof.  The Guarantor hereby acknowledges that its obligations under the Guaranty Agreement shall apply to the Secondary Line of Credit Note, the Secondary Line of Credit and the Swap Agreement and that all amounts advanced or to be advanced thereunder shall be Guaranteed Obligations (as such term is defined in the Guaranty Agreement) for which the Guarantor shall be liable under the Guaranty Agreement.  The Bank and the Guarantor hereby expressly acknowledge that the obligations under the Primary Line of Credit Note and the Primary Line of Credit are hereby expressly excluded from the definition of the Guaranteed Obligations.

4.

Conditions Precedent.  The obligations of the Bank hereunder are subject to fulfillment of the following conditions precedent:

(a)

The Borrower and the Guarantor shall execute and deliver to the Bank this Agreement and the Amendment Documents.

(b)

The Bank shall have received (i) certified copies of instruments evidencing all corporate action taken by the Borrower and the Guarantor to authorize the execution and delivery of this Agreement and the Amendment Documents and (ii) such other documents, legal opinions, papers and information as the Bank shall reasonably require including all items listed on the Closing Agenda attached hereto as Exhibit A.

(c)

The Borrower shall pay the Bank a fee of $5,000 at or prior to closing which fee shall also be for the amendment to the loan documents related to the $4,500,000 line of credit from the Bank to PC and Pennichuck East Utility, Inc. which shall close simultaneously herewith.

5.

Future References.  All references to the Loan Documents shall hereafter refer to such documents, as amended and shall expressly include, without limitation, this Agreement and all other Amendment Documents.

6.

Loan Documents.  The Borrower shall deliver this Agreement to the Bank and this Agreement shall be included in the term "the Loan Documents" in the Loan Agreement.  The Loan Documents, and the collateral granted to the Bank therein, shall secure the Loan (as defined in the Loan Agreement) made pursuant to the Loan Agreement, as amended, and the payment and performance of the Line of Credit, as amended.

7.

Continuing Effect.  The provisions of the Loan Documents, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

8.

General.

(a)

The Borrower shall execute and deliver such additional documents and do such other acts as the Bank may reasonably require to implement the intent of this Agreement fully.

(b)

The Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Bank in connection with this Agreement.  The Bank, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Note, as amended.

(c)

This Agreement may be executed in several counterparts by the Borrower, the Guarantor and the Bank, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

BANK OF AMERICA, N.A.

/s/ Paula Belanger

By:  /s/ Kenneth R. Sheldon

Witness

Kenneth R. Sheldon, Its Duly

Authorized Senior Vice President

PENNICHUCK CORPORATION

/s/ DC Arch

By: /s/ William D. Patterson

Witness

William D. Patterson, Its Duly

Authorized Senior Vice President, Treasurer and

Chief Financial Officer

PENNICHUCK WATER WORKS, INC.

/s/ DC Arch

By: /s/ William D. Patterson

Witness

William D. Patterson, Its Duly

Authorized Vice President, Treasurer and

Chief Financial Officer

STATE OF NEW HAMPSHIRE

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 19th day of October, 2007, by Kenneth R. Sheldon, duly authorized Senior Vice President of Bank of America, N.A., a national bank organized under the laws of the United States, on behalf of the same.

/s/ Paula Belanger

Notary Public

My Commission Expires: May 17, 2011

Notary Seal

STATE OF NEW HAMPSHIRE

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 15th day of October, 2007, by William D. Patterson, duly authorized Senior Vice President, Treasurer and Chief Financial Officer of PENNICHUCK CORPORATION, a New Hampshire corporation, on behalf of the same.

/s/ Bonalyn J. Hartley

Notary Public

My Commission Expires: November 19, 2008

Notary Seal

STATE OF NEW HAMPSHIRE

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 15th day of October, 2007, by William D. Patterson, duly authorized Vice President, Treasurer and Chief Financial Officer of PENNICHUCK WATER WORKS, INC., a New Hampshire corporation, on behalf of the same.

/s/ Bonalyn J. Hartley

Notary Public

My Commission Expires: November 19, 2008

Notary Seal

EXHIBIT A

CLOSING AGENDA

Amendment to Financings

from BANK OF AMERICA, N.A. (the "Bank")

to PENNICHUCK CORPORATION, PENNICHUCK EAST UTILITY, INC.

and PENNICHUCK WATER WORKS, INC.

____________________, 2007

BORROWER'S AND GUARANTOR'S DOCUMENTS (Items 1-8 to be Delivered by Borrower and Counsel)

1.

PENNICHUCK CORPORATION - Certificate of Existence

2.

PENNICHUCK CORPORATION - Secretary's Certificate including Articles, Bylaws, Incumbency Certificate and Board of Directors Resolution

3.

PENNICHUCK EAST UTILITY, INC. - Certificate of Existence

4.

PENNICHUCK EAST UTILITY, INC. - Secretary's Certificate including Articles, Bylaws, Board of Director's Resolutions and Incumbency Certificate

5.

PENNICHUCK WATER WORKS, INC. - Certificate of Existence

6.

PENNICHUCK WATER WORKS, INC. - Secretary's Certificate including Articles, Bylaws, Incumbency Certificate and Board of Directors Resolution

7.

Disbursement Authorization (form provided) and Payment of Bank fees and expenses

8.

Opinion of Counsel

BANK'S DOCUMENTS

9.

Amendment Agreement ($12,000,000 and $4,000,000 Line of Credit to PC)

10.

RSA 399-B Disclosure Statement ($12,000,000 and $4,000,000 Line of Credit to PC)

11.

Amendment Agreement ($4,500,000 Line of Credit to PC and PEU)

12.

RSA 399-B Disclosure Statement ($4,500,000 Line of Credit to PC and PEU